AMERICAN BALANCED FUND

Annual Report for the year ended December 31, 1996

[Illustration:  Napa, California vineyard]

[The American Funds Group(r)]

[marble design in top border throughout Annual Report]


YOUR FUND'S OBJECTIVE

American Balanced Fund(r) seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. It is managed as though it constitutes the complete investment program of the prudent investor.

About our cover: The colorful rows of a vineyard cover a hillside in Napa, California.

[watermark:  vineyard]


RESULTS OVER THE PAST 21 YEARS*
Total return+

              Value of      Income             Total
              Principal     Return             Return
1976          + 20.0%       +6.0%              +26.0%
1977          -4.5          +5.2               +0.7
1978          +0.6          +5.6               +6.2
1979          +1.6          +6.0               +7.6
1980          +7.1          +7.3               +14.4
1981          -3.5          +7.9               +4.4
1982          +20.8         +8.6               +29.4
1983          +8.4          +7.7               +16.1
1984          +2.2          +7.2               +9.4
1985          +22.3         +6.8               +29.1
1986          +10.9         +6.0               +16.9
1987          -2.4          +6.4               +4.0
1988          +6.6          +6.3               +12.9
1989          +15.0         +6.5               +21.5
1990          -7.3          +5.7               -1.6
1991          +18.6         +6.1               +24.7
1992          +4.4          +5.1               +9.5
1993          +6.3          +5.0               +11.3
1994          -4.2          +4.5               +0.3
1995          +22.4         +4.7               +27.1
1996          +9.2          +4.0               +13.2
AVERAGE ANNUAL COMPOUND RETURN:                                    +13.1%


*All of the full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.

+Total return measures both value of principal (the changes in the fund's net asset value) and income return (from dividends), assuming reinvestment of all dividends and capital gain distributions.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 3.54%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.




FELLOW SHAREHOLDERS:

The stock and bond markets marched to different drummers during 1996. The year saw substantially higher-than-average returns from common stocks and below-average returns from bonds. Against this background, American Balanced Fund generated a solid return.

The fund's 13.2% total return was slightly higher than the 13.0% increase of the Lipper Balanced Funds Index. It also represents the 20th year of positive total returns in the 21 calendar years since Capital Research and Management Company became the fund's investment adviser in 1975. The fund's total return assumes you reinvested your dividends and capital gains, as most shareholders do. In 1996, American Balanced Fund paid quarterly dividends totaling 56 cents a share and capital gain distributions totaling 85 cents a share.

Stocks, as measured by the unmanaged Standard & Poor's 500 Composite Index, gained 22.9% with dividends reinvested. Bonds produced a 3.6% return on a reinvested basis, as measured by the unmanaged Lehman Brothers Aggregate Bond Index.

At the end of 1996, stocks accounted for 53% of the fund's portfolio, down slightly from 57% a year ago. We took advantage of the strength of financial stocks and reduced the fund's bank holdings to 5.2% from 7.2% a year ago. Banks have been a significant part of the fund's portfolio for several years and have served it well.

While reducing banks, we added to the fund's significant position in oil stocks, making energy sources the largest industry in the portfolio at 7.0%. The price of oil rose dramatically during the year, but oil stocks generally moved only in line with the market. Consequently, we believe they now offer increasingly attractive value for our shareholders.

We continue to hold a significant portion of the portfolio in forest products and paper companies, amounting to 3.6% of net assets. This was again a disappointing area for the fund as pricing remained under pressure. However, we are optimistic that as inventories adjust and demand accelerates, this group will produce a superior return from exceedingly low valuations.

American Balanced Fund increased its holdings of non-U.S. companies during 1996. Among others, we added the Finnish company Nokia and Ericsson of Sweden, leading manufacturers of cellular phones and other telecommunications equipment. This brought the fund's equity holdings of companies domiciled outside the United States to 3.5% of total assets, up from 0.9% at the beginning of the year.


HOW AMERICAN BALANCED FUND HAS FARED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY AS INVESTMENT ADVISER

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

                                                              Average
For the period                        Cumulative              Annual
7/26/75<UNDEF>12/31/96                Total                   Compound
                                      Return                  Return
AMERICAN BALANCED FUND                +1,295.4%               +13.1%
Standard & Poor's 500 Stock
Composite Index                       +1,827.0%               +14.8%
Lehman Brothers Aggregate
Bond Index*                           +648.7%                 +9.8%
Consumer Price Index                  +192.6%                 +5.1%

Figures are based on the assumption that all distributions were reinvested.

*Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index value.

Over the course of the year, the fund shifted the makeup of its bond portfolio slightly, increasing its holdings of federal agency obligations and shorter term U.S. Treasury bonds. In times of rising interest rates, such as we saw through much of 1996, shorter term bonds provide better total returns than longer term bonds. The fund increased the total bond portion of the portfolio to 34%, from 28% at the end of 1995.

The stock market has been abnormally strong in the past two years. Prices have risen dramatically and valuations are at levels unprecedented in this century. We feel compelled to remind our shareholders that recent returns are not sustainable. When returns are so extraordinary over such a prolonged period, the risk to investors' capital increases dramatically. Because one of the fund's primary objectives is conservation of capital, we take a cautious approach to the management of assets within the fund.

The equity portion of the fund's portfolio ranges between 50% and 75%. When the valuations of common stocks seem attractive, the equity portion will be toward the upper end of that range. Conversely, when common stocks seem expensive, the fund will be toward the bottom of the range. Our current position of 53% in stocks should be seen in that context.

We recognize that this disciplined approach may cause lost opportunities in a very strong market. However, it also has reduced the loss of principal to our shareholders during difficult periods. Our prospectus states "the fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor." We are confident that careful selection of a balanced portfolio of stocks and bonds will continue to serve the prudent investor, as it has throughout the fund's history.

On a closing note, we are saddened to report the death of Robert L. Cody, Director Emeritus of the fund. Bob began his association with the fund in 1938. He helped shape and guide American Balanced Fund with the single goal of acting in the shareholders' best interest.

American Balanced Fund continued to grow during 1996, with an increase of almost 20,000 shareholder accounts. We welcome all our new shareholders and look forward to reporting to you again in six months.

Cordially,

[signature]
Walter P. Stern
Chairman of the Board

[signature]
Robert G. O'Donnell
President

February 14, 1997


FOLLOWING THE COURSE OF AN INVESTMENT IN AMERICAN BALANCED FUND

This chart shows how a $10,000 investment in the fund grew between July 26, 1975 - when Capital Research and Management Company became American Balanced Fund's investment adviser - and December 31, 1996.

As you can see, that $10,000 would have grown to $131,475 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the two major unmanaged stock and bond indexes tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since December 31, 1986. At that time, according to the table, the value of the investment illustrated here was $42,690. Since then it has increased to $131,475, more than three times the original amount.


HOW A $10,000 INVESTMENT HAS GROWN

Average Annual Compound Returns*
(for periods ended December 31, 1996)
Ten Years:     +11.25%
Five Years:    +10.63%
One Year:      + 6.68%

*Assumes reinvestment of all distributions and payment of the current 5.75% maximum sales charge at the beginning of the stated periods.


[chart]

Year Ended Dec. 31            1975#        1976        1977       1978        1979         1980        1981       1982
TOTAL VALUE
Dividends Reinvested          $305         594         656        709         801          1,050       1,303      1,474
Value at Year-End/1/          $9,948       12,533      12,620     13,404      14,427       16,498      17,224     22,280
AMBAL Total Return            (0.5)%       26.0        0.7        6.2         7.6          14.4        4.4        29.4

Year Ended Dec. 31            1983         1984        1985       1986        1987         1988        1989       1990
TOTAL VALUE
Dividends Reinvested          1,724        1,852       1,912      2,202       2,710        2,780       3,284      3,457
Value at Year-End/1/          25,869       28,291      36,527     42,690      44,406       50,123      60,915     59,959
AMBAL Total Return            16.1         9.4         29.1       16.9        4.0          12.9        21.5       (1.6)

Year Ended Dec. 31            1991         1992        1993       1994        1995         1996
TOTAL VALUE
Dividends Reinvested          3,684        3,816       4,072      4,131       4,335        4,684
Value at Year-End/1/          74,765       81,853      91,080     91,386      116,179      131,475/2/
AMBAL Total Return            24.7         9.5         11.3       0.3         27.1         13.2

-----

Year Ended                  7/26/75      1975         1976          1977        1978         1979          1980
December 31
S&P 500 with
dividends reinvested        10,000       10,312       12,785        11,871      12,648       15,003        19,848
Lehman Brothers
Aggregate Bond Index/3/     10,000       10,614       12,270        12,642      12,818       13,066        13,419

Year Ended                  1981         1982         1983          1984        1985         1986          1987
December 31
S&P 500 with
dividends reinvested        18,862       22,914       28,081        29,845      39,295       46,590        49,053
Lehman Brothers
Aggregate Bond Index/3/     14,258       18,909       20,489        23,593      28,807       33,206        34,119

Year Ended                  1988         1989         1990          1991        1992         1993          1994
December 31
S&P 500 with
dividends reinvested        57,179       75,259       72,904        95,058      102,274      112,551       114,007
Lehman Brothers
Aggregate Bond Index/3/     36,810       42,159       45,936        53,287      57,231       62,811        60,979

Year Ended                  1995         1996
December 31
S&P 500 with
dividends reinvested        156,799      192,706
Lehman Brothers
Aggregate Bond Index/3/     72,244       74,867

Average annual compound return for 21-1/2 years
12.8% /1/

$10,000 original investment /1/

/1/ These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/ Includes reinvested dividends of $51,535 and reinvested capital gain distributions of $35,296.

/3/ Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index value.

#For the period July 26, 1975 (when Capital Research and Management Company became investment adviser) through December 31, 1975.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[end chart]


A BALANCED COURSE

[Photo Caption]
Robert O'Donnell
Portfolio Counselor and fund President
[End Photo Caption]

[bar chart]
Returns for Stocks, Bonds and American Balanced Fund

Year           Stocks           American Balanced Fund            Bonds
1976           23.99            25.98                             15.6
1977           -7.2             0.7                               3.0
1978           6.5              6.2                               1.4
1979           18.6             7.6                               1.9
1980           32.3             14.4                              2.7
1981           -5.0             4.4                               6.3
1982           21.5             29.4                              32.6
1983           22.6             16.1                              8.4
1984           6.3              9.4                               15.2
1985           31.7             29.1                              22.1
1986           18.6             16.9                              15.3
1987           5.3              4.0                               2.8
1988           16.6             12.9                              7.9
1989           31.6             21.5                              14.5
1990           -3.0             -1.6                              9.0
1991           30.4             24.7                              16.0
1992           7.6              9.5                               7.4
1993           10.1             11.3                              9.8
1994           1.3              0.3                               -2.9
1995           37.5             27.1                              18.5
1996           22.9             13.2                              3.6

The table above plots the total return earned by American Balanced Fund as well as stocks, as measured by Standard & Poor's 500 Composite Index, and bonds, as measured by the Lehman Brothers Aggregate Bond Index, since 1976. The past 21 years have been exceptional. Investors should remember that stocks can decline precipitously, as they did from 1973 to 1974 when the S&P 500 lost 37%.
[end bar chart]

[Illustration: wheat field]

[Photo Caption]
Like farmers who plan next year's crop, American Balanced Fund's portfolio counselors invest for the shareholders' long-term benefit, not quick gains. [End Photo Caption]


AMERICAN BALANCED FUND: BALANCING OBJECTIVES

[watermark:  vineyard]

Sixty-five years ago American Balanced Fund helped introduce a new concept in investing: a mutual fund that spread its portfolio among stocks, bonds and cash. Today this balanced approach is familiar to most investors, including many who invest through their retirement plans at work. But in the early 1930s it was a welcome innovation. At the time, the United States was in the midst of the Depression, the Dow Jones Industrial Average was well below 100, and the average wage, for those who could find work, was $16 a week.

After the stock market crash in 1929, people were understandably wary of investing in equities. But bond investments also were not without risk during the Depression: More than 300 corporate issues went into default in 1932 alone. However, despite the bleak outlook, it was a time of innovation. In 1932 college dropout Edwin Herbert Land invented Polaroid film. That same year, American Balanced Fund, then known as the Commonwealth Investment Company, joined a handful of other funds to offer a new approach to investing, one that balanced the growth potential of stocks with the income generated by bonds. Other aspects of these new funds also appealed to cautious investors: Balanced funds were less volatile than stock funds and, while seldom leading the pack in rising markets, didn't decline as much in down markets.

1975: AMERICAN BALANCED FUND BEGINS A NEW ERA

Capital Research and Management Company (CRMC) assumed investment management of the fund in 1975 and renamed it American Balanced Fund. At that time, the Dow Jones Industrial Average was closing in on 1,000, factory workers were earning an average of $249 a week, and a 19-year-old whiz named William Henry Gates founded a company called Microsoft. By then, balanced funds were widely accepted by the investing public.

The past 21 years have ushered in even more changes. By the end of 1996 the Dow was above 6,500, manufacturing workers in the U.S. were earning more than $520 a week, and area codes were multiplying to keep up with the exploding growth of cellular phones, pagers, modems and fax machines.

Even with all the shifts in the U.S. economy over the past two decades, the balanced approach to investing remains popular, and CRMC manages American Balanced Fund the way it always has <UNDEF> as though it were the complete investment program of the prudent investor. The reason so little has changed is simple: Balanced investing, much like common sense, has proved its value over time.

Balanced funds have proved durable in part because their design is basic. The bond portion of the fund provides steady income, while the equity portion seeks both income and opportunities for growth.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

While American Balanced Fund's design may appear simple, reaching its goals requires skill and constant vigilance. The assets are managed by four portfolio counselors; two invest only in stocks, one only in bonds and the fourth moves his portion of the portfolio between stocks and bonds, depending on market conditions and relative valuations. Overall, stocks make up between 50% and 75% of the fund's portfolio. Within these broad guidelines, each portfolio counselor has wide latitude to search for the best values.

"This fund has flexibility," says Dale Harvey, who invests solely in stocks. "We can invest in very large companies or in smaller, rapidly growing companies if that's where we see value."

The fund's portfolio, which includes companies in such diverse industries as health care, banking and electric utilities, reflects the variety of experience, background and expertise of the portfolio counselors.

"One of the advantages of the multiple portfolio counselor system," adds Harvey, "is that if I'm excited about oil stocks, it is unlikely the other counselors will be equally excited about those same equities. So the multiple portfolio counselor system itself provides some of the balance in terms of industries."

Balance means more than simply buying a mix of stocks and bonds, of course. For the managers of American Balanced Fund, it also means aiming for three objectives simultaneously. These objectives <UNDEF> conservation of capital, current income, and long-term growth of capital and income <UNDEF> help define the balanced approach to investing.

"You achieve those objectives by not going 100% for any one of them but by balancing all three. You always weigh them together when you construct the fund's portfolio," says Bob O'Donnell, the fund's president and a portfolio counselor who invests only in equities. "When I build my part of the portfolio, I have a few stocks that I think are probably more in the conservation of principal and generation of income areas. Then I weave in some that I think are going to provide capital growth. It's the type of thing you would keep in mind when creating a financial plan for an individual client. Any single stock or bond may not achieve all the objectives of the fund, but the portfolio in its totality should."

SEEKING BALANCE IN DIVERGENT RESULTS

The fund's division between stocks and bonds is designed, in part, to take advantage of the fact that stocks and bonds often have divergent results. In the 21 years that CRMC has managed American Balanced Fund, stocks and bonds, as measured by Standard & Poor's 500 Stock Composite Index and the Lehman Brothers Aggregate Bond Index, have never achieved identical results. While stocks historically have produced better results than bonds, five times in the last 21 years bonds have had higher total returns.

The fund's bond portfolio is far more than a simple counterweight to equities, however. "The bonds generate a significant amount of the fund's income, a disproportionate share of the income in relation to the assets," says Abner Goldstine, senior vice president of the fund, who invests solely in bonds. "This income allows the equity portfolio the flexibility to include more low-yielding stocks than it would be able to if all the fund's income had to come from equities."

American Balanced Fund's bond investments are all investment-grade securities (the highest four rankings given bonds by independent rating agencies). But it seeks opportunities within that limit. "We try to look to see where the best relative values are. What we're looking for is the type of securities that will give us a combination of income, total return and preservation of capital," Goldstine says. "We look at corporate bonds, mortgage-backed bonds and Treasuries.

Typically, we have a balance among these types of securities. Given our objectives, it's not really prudent to concentrate the portfolio in any one industry or one type of security."

At the end of 1996, bonds accounted for 34% of the fund's portfolio. As the stock market continued its long run, the fund's investment managers have tried to balance the stock market's growth potential with one of the fund's other goals: preservation of capital.

PRESERVING INVESTORS' CAPITAL

"It's not the case that the higher the stock market goes, the more aggressive you should become," says Victor Parachini, the portfolio counselor who invests in both stocks and bonds. "Usually it should work the other way. As a result, we tend to become more conservative after extended market advances. Over time, the higher the stock market goes, the more risk we're exposed to throughout the market, so we end up lowering the equity portion and becoming more defensive."

His portion of the portfolio ranges from 60% to 90% invested in equities. But, as the bull market has progressed, Parachini has tried to balance the risks of a correction against possible further gains in the market and has become more cautious. By the end of 1996, he was near the low end of his range for equity investments.

During bull and bear markets and rising and falling interest rates, the concept of balanced investing remains as popular as ever. Many of today's investors have the same goals as their parents and grandparents - conservation of capital, current income, and long-term growth of capital and income - and they understand the value of clear goals and a simple concept. We intend to remain faithful to these time-tested ideas.

RESILIENCE IN DOWN MARKETS

[bar chart]
Major Stock Market Declines vs. American Balanced Fund

Period                       Standard & Poor's 500        American Balanced
                             Stock Composite Index        Fund
9/21/76-3/6/78               -13.4                        0.0
11/28/80-8/12/82             -20.0                        5.5
8/25/87-12/4/87              -32.4                        -19.0
7/16/90-10/11/90             -19.2                        -12.4

[end bar chart]


[bar chart]
Major Bond Market Declines vs. American Balanced Fund

Period                       Lehman Brothers              American Balanced
                             Aggregate Bond Index         Fund
12/31/76-3/31/80             -2.8                         8.2
6/30/80-9/30/81              -9.0                         5.9
4/30/83-5/31/84              -0.9                         -3.0
8/31/93-11/30/94             -3.3                         0.2

[end bar chart]

[Chart Caption]
During the past 21 years the stock market, as measured by the S&P 500, has experienced price declines of more than 15% four times. American Balanced Fund lost ground during three of those declines and on each occasion it lost less than the S&P. Bonds, as measured by the Lehman Brothers Aggregate Bond Index, have experienced principal declines of more than 10% during four periods in the past 21 years. American Balanced Fund lost ground during only one of the bond market declines. Results in the charts above are shown on a total return basis.
[End Chart Caption]

[watermark:  vineyard]

[Illustration:  mature wheat field]

[Photo Caption]
As growers balance their hard work with the blessings of nature, American Balanced Fund's portfolio counselors balance the objectives of capital preservation, income and growth.
[End Photo Caption]

[Photo Caption]
Abner Goldstine
Portfolio Counselor
[End Photo Caption]


Balancing Volatility and Return

[watermark:  vineyard]

[bar chart]
Annualized Returns and Standard Deviations

                                                                   Annualized
                                                  Annualized       Standard
                                                  Return           Deviation
Standard & Poor's 500 Stock Composite
Index                                             15.26            14.33
American Balanced Fund                            11.91            8.7
Lipper Balanced Funds Index                       11.31            9.45
Lehman Brothers Aggregate Bond Index              8.47             4.51

[end bar chart]

[Chart Caption]
Most investors know there is a tradeoff between return and risk, as measured by volatility. This chart shows the average annual returns and the average volatility, as measured by standard deviation, for the 10 years ended December 31, 1996. (Standard deviation is a gauge of how far each year's return varies from the mean.) Stocks had the greatest returns but were highly volatile; American Balanced Fund had more than 75% the return of the S&P with only 60% of the volatility. Your fund also had better returns and lower volatility than the average balanced fund. Bonds had the lowest returns and the lowest volatility.[End Chart Caption]

[Photo Caption]
Victor Parachini
Portfolio Counselor
[End Photo Caption]

[Photo Caption]
Dale Harvey
Portfolio Counselor
[End Photo Caption]

[Illustration:  cultivated wheat field]

[Photo Caption]
Achieving long-term growth, whether in the cultivated fields or a closely tended investment portfolio, requires a combination of hard work and knowledge.
[End Photo Caption]


American Balanced Fund
Investment Portfolio                                                                          December 31, 1996
----------------------------------------------                       ---------     ---------          ---------
                                                                       Percent
                                                                            of
TEN LARGEST EQUITY HOLDINGS                                         Net Assets
Philip Morris                                                             1.81%
Atlantic Richfield                                                         1.68
Phillips Petroleum                                                         1.46
Amoco                                                                      1.43
DuPont                                                                     1.39
Ameritech                                                                  1.31
General Re                                                                 1.30
Warner-Lambert                                                             1.29
Fleet Financial                                                            1.27
Georgia-Pacific                                                            1.11


INVESTMENT MIX BY SECURITY TYPE
----------------------------------------------
Stocks                                                                      53%
Goverment Bonds                                                             22%
Corporate Bonds                                                             12%
Convertible Debentures                                                       1%
Cash                                                                        12%

                                                                                      Market            Percent
                                                                       Number          Value             of Net
STOCKS (common and preferred)                                        of Shares         (000)             Assets
----------------------------------------------                       ---------     ---------          ---------
ENERGY
Energy Sources- 5.57%
Amoco Corp.                                                            700,000       $56,350               1.43%
Atlantic Richfield Co.                                                 500,000        66,250               1.68
Exxon Corp.                                                            270,000        26,460                .67
Pennzoil Co.                                                           325,000        18,363                .46
Phillips Petroleum Co.                                               1,300,000        57,525               1.46
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                          140,000        23,905                .61
Ultramar Diamond Shamrock Corp.                                        864,000        27,324                .69
Utilities: Electric & Gas - 2.66%
Baltimore Gas and Electric Co.                                         900,000        24,075                .61
Consolidated Edison Co. of New York, Inc.                              500,000        14,625                .37
Duke Power Co.                                                         500,000        23,125                .59
Pacific Gas and Electric Co.                                           700,000        14,700                .37
PP&L Resources, Inc.                                                   650,000        14,950                .38
Southwestern Public Service Co.                                        375,000        13,265                .34
                                                                                   ---------          ---------
                                                                                     380,917               9.66
                                                                                   ---------          ---------
MATERIALS
Chemicals - 1.99%
Dow Chemical Co.                                                       300,000        23,513                .60
E.I. du Pont de Nemours and Co.                                        580,000        54,737               1.39
Forest Products & Paper - 3.59%                                                                          #VALUE!
Bowater Inc.                                                           525,000        19,753                .50
Georgia-Pacific Corp.                                                  610,000        43,920               1.11
International Paper Co.                                                650,000        26,244                .67
Louisiana-Pacific Corp.                                              1,086,000        22,942                .58
Union Camp Corp.                                                       600,000        28,650                .73
Metals: Nonferrous - 1.09%
Aluminum Co. of America                                                675,000        43,031               1.09
                                                                                   ---------          ---------
                                                                                     262,790               6.67
                                                                                   ---------          ---------
CAPITAL EQUIPMENT
Data Processing & Reproduction - 0.23%
International Business Machines Corp.                                   60,000         9,060                .23
Electrical & Electronic - 1.33%
Nokia Corp., Class A (American Depositary Receipts)                    650,000        37,456                .95
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts)                                        500,000        15,094                .38
Industrial Components - 0.75%
Echlin Inc.                                                            600,000        18,975                .48
Rockwell International Corp.                                           175,000        10,653                .27
Machinery & Engineering- 1.21%
Caterpillar Inc.                                                       350,000        26,338                .67
Parker Hannifin Corp.                                                  550,000        21,312                .54
                                                                                   ---------          ---------
                                                                                     138,888               3.52
                                                                                   ---------          ---------
CONSUMER GOODS
Appliances & Household Durables - 0.51%
Philips Electronics NV (New York Registered Shares)                    500,000        20,000                .51
Automobiles - 1.32%
Ford Motor Co., Class A                                                750,000        23,906                .60
Volvo AB, Class B (American Depositary Receipts)                     1,300,000        28,275                .72
Beverages & Tobacco - 2.91%
PepsiCo, Inc.                                                          700,000        20,475                .52
Philip Morris Companies Inc.                                           635,000        71,517               1.81
UST Inc.                                                               700,000        22,663                .58
Food & Household Products - 1.02%
General Mills, Inc.                                                    400,000        25,350                .64
Sara Lee Corp.                                                         400,000        14,900                .38
Health & Personal Care - 5.32%
Abbott Laboratories                                                    102,500         5,202                .13
American Home Products Corp.                                           550,000        32,244                .82
Bristol-Myers Squibb Co.                                               200,000        21,750                .55
Eli Lilly and Co.                                                      200,000        14,600                .37
Kimberly-Clark Corp.                                                   285,000        27,146                .69
Merck & Co., Inc.                                                      300,000        23,775                .60
Pfizer Inc                                                             100,000         8,288                .21
Schering-Plough Corp.                                                  400,000        25,900                .66
Warner-Lambert Co.                                                     680,000        51,000               1.29
Recreation & Other Consumer Products - 1.44%
American Greetings Corp., Class A                                    1,300,000        36,887                .94
Polaroid Corp.                                                         450,000        19,575                .50
                                                                                   ---------          ---------
                                                                                     493,453              12.52
                                                                                   ---------          ---------
SERVICES
Broadcasting & Publishing - 1.12%
Gannett Co., Inc.                                                      350,000        26,206                .67
Time Warner Inc., preferred equity redemption
 cumulative stock                                                      135,000         5,231
Time Warner Inc.                                                       340,000        12,750                .45
Business & Public Services - 2.47%
ACNielsen Corp. /1/                                                    116,666         1,764                .05
Browning-Ferris Industries, Inc.                                     1,475,000        38,719                .98
Cognizant Corp. /1/                                                    350,000        11,550                .29
Dun & Bradstreet Corp.                                                 485,000        11,519                .29
Pitney Bowes Inc.                                                      350,000        19,075                .49
WMX Technologies, Inc.                                                 450,000        14,681                .37
Merchandising - 1.03%
Circuit City Stores, Inc.                                              550,000        16,569                .42
Wal-Mart Stores, Inc.                                                1,050,000        24,019                .61
Telecommunications - 3.15%
Ameritech Corp.                                                        850,000        51,531               1.31
AT&T Corp.                                                           1,000,000        41,750               1.06
MCI Communications Corp.                                               275,000         8,989                .23
U S WEST Communications Group                                          675,000        21,769                .55
                                                                                   ---------          ---------
                                                                                     306,122               7.77
                                                                                   ---------          ---------
FINANCE
Banking - 5.20%
BankAmerica Corp.                                                      400,000        39,900               1.01
CoreStates Financial Corp                                              340,000        17,638                .45
First Virginia Banks, Inc.                                             320,300        15,334                .39
Fleet Financial Group, Inc.                                          1,000,000        49,875               1.27
J.P. Morgan & Co. Inc.                                                  80,000         7,810                .20
National City Corp.                                                    600,000        26,925                .68
NationsBank Corp.                                                      300,000        29,325                .74
U.S. Bancorp                                                           400,000        17,975                .46
Financial Services - 0.83%
ADVANTA Corp., Class B                                                 300,000        12,263                .31
Beneficial Corp.                                                        90,000         5,704                .14
Federal National Mortgage Assn.                                        400,000        14,900                .38
Insurance - 5.24%
Allstate Corp.                                                         350,000        20,256                .51
American General Corp.                                                 500,000        20,437                .52
General Re Corp.                                                       325,000        51,269               1.30
Lincoln National Corp.                                                 230,000        12,075                .31
SAFECO Corp.                                                         1,000,000        39,437               1.00
St. Paul Companies, Inc.                                               460,000        26,968                .68
U S WEST, Inc., DECS convertible preferred shares                      216,700         6,907                .18
USLIFE Corp.                                                           875,000        29,094                .74
                                                                                   ---------          ---------
                                                                                     444,092              11.27
                                                                                   ---------          ---------
MULTI-INDUSTRY AND MISCELLANEOUS
Multi-Industry - 0.16%
Swire Pacific Offshore Financing Ltd. 9.33%
 Cumulative Guaranteed Perpetual Capital Securities /2/                240,000         6,326                .16
Miscellaneous - 1.94%
Other common stocks in initial period of acquisition                                  76,259               1.94
                                                                                   ---------          ---------
                                                                                      82,585               2.10
                                                                                   ---------          ---------
TOTAL STOCKS                                                                       2,108,847              53.51
                                                                                   ---------          ---------
----------------------------------------------                       ---------     ---------          ---------
                                                                     Principal
                                                                        Amount
CONVERTIBLE DEBENTURES                                                   (000)
----------------------------------------------                       ---------     ---------          ---------
CONVERTIBLE PREFERRED SECURITIES


                                                                                 -----------           --------
CONVERTIBLE DEBENTURES
Broadcasting & Publishing - 0.33%
Time Warner Inc. 0% 2012                                                $6,500         2,446
Time Warner Inc. 0% 2013                                                25,000        10,844                .33
Telecommunications  - 0.29%
U S WEST Communications Group 0% 2011                                   32,000        11,600                .29
Transportation: Airlines  - 0.08%
Airborne Freight Corp. 6.75% 2001                                        3,000         3,000                .08
                                                                                   ---------          ---------
TOTAL CONVERTIBLE DEVENTURES                                                          27,890                .70
                                                                                   ---------          ---------
TOTAL EQUITY-TYPE SECURITIES                                                       2,136,737              54.21
                                                                                   ---------          ---------
----------------------------------------------                       ---------     ---------          ---------
BONDS & NOTES
----------------------------------------------                       ---------     ---------          ---------
Industrials - 4.21%
360/0/ Communications Co. 7.125% 2003                                   $5,000         4,940
360/0/ Communications Co. 7.50% 2006                                     5,000         4,960                .25
Dayton Hudson Corp. 10.00% 2010                                          5,000         6,038
Dayton Hudson Corp. 9.50% 2015                                           1,000         1,173                .18
Deere & Co. 8.95% 2019                                                   7,330         8,290                .21
Federal Paper Board Co., Inc. 10.00% 2011                               10,000        12,383                .31
Freeport McMoRan Copper & Gold Inc. 7.20% 2026                           8,000         7,960                .20
General Motors Corp. 8.80% 2021                                         10,000        11,398                .29
Inco Ltd. 9.875% 2019                                                    4,200         4,500
Inco Ltd. 9.60% 2022                                                     5,000         5,448                .25
May Department Stores Co. 9.875% 2021                                    6,500         7,310                .19
Mobil Corp. 8.00% 2032                                                   5,000         5,201                .13
News America Holdings Inc. 10.125% 2012                                  4,000         4,587
News America Holdings Inc. 7.43% 2026                                   10,000        10,100                .37
Occidental Petroleum Corp. 8.50% 2004                                    2,500         2,512
Occidental Petroleum Corp. 9.25% 2019                                    3,000         3,596                .15
OXYMAR 7.50% 2016 /2/                                                    6,000         5,760                .15
Philips Electronics NV 7.20% 2026                                       10,000        10,137                .26
Pohang Iron & Steel Co., Ltd. 7.375% 2005                                3,500         3,548                .09
Polaroid Corp. 8.00% 1999                                               10,000        10,264                .26
Swire Pacific Ltd. 8.50% 2004 /2/                                        5,000         5,357                .14
TCI Communications, Inc. 8.75% 2015                                      4,000         3,952                .10
Tele-Communications, Inc. 9.25% 2023                                     3,000         2,916                .07
Time Warner Inc. 7.75% 2005                                              5,000         5,030
Time Warner Inc. 9.125% 2013                                             5,000         5,458                .27
TKR Cable I, Inc. 10.50% 2007                                            4,000         4,204                .11
USX Corp. 9.375%  2012                                                   7,700         8,935                .23
                                                                                   ---------          ---------
                                                                                     165,957               4.21
                                                                                   ---------          ---------
Electric Utilities - 0.29%
Big Rivers Electric Corp. 10.70% 2017                                    4,000         4,331                .11
Israel Electric Corp. Ltd. 7.25% 2006 /2/                                7,000         6,983                .18
                                                                                   ---------          ---------
                                                                                      11,314                .29
                                                                                   ---------          ---------
Gas Utilities - 0.26%
Columbia Gas System, Inc., Series E, 7.32% 2010                          5,000         4,917                .12
Southern California Gas Co., Series Y, 8.75% 2021                        5,000         5,320                .14
                                                                                   ---------          ---------
                                                                                      10,237                .26
                                                                                   ---------          ---------
Telephone - 0.25%
AT&T Corp. 8.625% 2031                                                   9,350         9,901                .25
                                                                                   ---------          ---------
Transportation - 1.71%
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class B, 6.705% 2019 /3/ /4/                    4,856         4,881
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class C, 8.15% 2019 /3/                         7,500         7,772                .32
Continental Airlines, Inc., pass-through certificates,
 Series 1996-2B, 8.56% 2014 /3/                                          2,000         2,175
Continental Airlines, Inc., pass-through certificates,
 Series 1996-A, 6.94% 2015 /3/                                          10,000         9,900                .31
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 /3/                                          1,500         1,660
Delta Air Lines, Inc., pass-through certificates,
 Series 1993-A2, 10.50% 2016 /3/                                         5,000         6,108                .20
Federal Express Corp., pass-through certificates,
 Series 1996-A1, 7.85% 2015 /3/                                         10,000        10,382                .26
United Air Lines, Inc. 10.67% 2004                                       5,000         5,913
United Air Lines, Inc., pass-through certificates,
 Series 1995-A1, 9.02% 2012 /3/                                          6,235         6,747
United Air Lines, Inc., pass-through certificates,
 Series 1995-A2, 9.56% 2018 /3/                                          4,000         4,529                .44
USAir, Inc., Class A, 6.76% 2008                                         7,305         7,132                .18
                                                                                   ---------          ---------
                                                                                      67,199               1.71
                                                                                   ---------          ---------
Financial - 2.52%
Aetna Services, Inc. 6.97% 2036                                         10,000        10,183                .26
American Re Corp. 10.875% 2004                                           5,000         5,387                .14
Bank of Nova Scotia 5.875% /4/                                           4,000         3,460                .09
BankAmerica Corp. 8.95% 2004                                             1,900         2,016                .05
Beneficial Corp. 12.875% 2013                                            1,500         1,711                .04
Canadian Imperial Bank of Commerce
 Eurodollar Note 5.813% /4/                                              1,600         1,366                .03
Capital One Bank 8.33% 1997                                              5,000         5,010
Capital One Bank 7.35% 2000                                             10,000        10,154                .51
Capital One Bank 7.15% 2006                                              5,000         5,080
Den Danske Bank AS 7.25% 2005 /2/                                        5,000         5,033                .13
Den Norske CreditBank 5.75% /4/                                          3,000         2,584                .07
First Union Corp. 6.824%/7.574% 2026                                     7,500         7,521                .19
General Motors Acceptance Corp. 9.375% 2000                              5,000         5,405
General Motors Acceptance Corp. 9.625% 2000                              4,000         4,351
General Motors Acceptance Corp. 9.625% 2001                              7,000         7,843                .56
General Motors Acceptance Corp. 8.75% 2005                               4,000         4,424
Golden West Financial Corp. 10.25% 2000                                  1,400         1,574                .04
Metropolitan Life Insurance Co. 7.45% 2023 /2/                           7,500         6,981                .18
Midland Bank PLC 5.875% /4/                                              4,000         3,519                .09
Terra Nova Insurance (UK) Holdings PLC  10.75% 2005                      5,000         5,663                .14
                                                                                   ---------          ---------
                                                                                      99,265               2.52
                                                                                   ---------          ---------
Real Estate - 0.43%
ERP Operating LP 7.95% 2002                                              1,500         1,556                .04
Irvine Co. 7.46% 2006 /2/ /5/                                            2,500         2,389                .06
Security Capital Industrial Trust 7.95% 2008                             3,000         3,085
Security Capital Industrial Trust 7.875% 2009                            5,000         5,142                .21
Shopping Center Associates 6.75% 2004 /2/                                5,000         4,860                .12
                                                                                   ---------          ---------
                                                                                      17,032                .43
                                                                                   ---------          ---------

Collateralized Mortgage/Asset-Backed
Obligations /3/ -  2.08%
Aames Mortgage Trust, pass-through certificates,
 Series 1996-D, Class A-1E, 6.87% 2024                                   5,000         4,976                .13
Case Equipment Loan Trust, Series 1995-A, 7.30% 2002                     4,705         4,758                .12
Collateralized Mortgage Obligation Trust 28,
 Class Z, 8.45% 2017                                                    18,903        19,299                .49
FIRSTPLUS Home Loan Owner Trust, Series 1996-4,
 Class A-3, 6.28% 2009                                                   5,000         4,956                .12
Green Tree Financial Corp., Net Interest Margin
 Trust, Series 1995-A, 7.25% 2005                                        6,578         6,570
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-9,
 Class A-5, 6.80% 2027                                                  10,000         9,850                .42
Grupo Financiero Banamex Accival, SA de CV
 0% 2002 /2/                                                             5,509         4,359                .11
IMC Home Equity Loan Trust, Series 1996-4,
 Class A-1, 6.59% 2011                                                   4,613         4,613                .12
J.P. Morgan Commercial Mortgage Finance Corp.,
 pass-through certificates, Series 1996-C3,
 Class A-1, 7.33% 2028                                                   4,926         5,030                .13
Jet Equipment Trust, Series 1995-B, Class B,
 7.83% 2015 /2/                                                          7,781         8,029
Jet Equipment Trust, Series 1995-A, Class B,
 8.64% 2015 /2/                                                          4,858         5,271                .33
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.219% 2021                                                  4,129         4,191                .11
                                                                                   ---------          ---------
                                                                                      81,902               2.08
                                                                                   ---------          ---------
Governments (excluding U.S. Government) and
 Governmental Authorities - 0.25%
British Columbia Hydro and Power Authority
 12.50% 2014                                                             2,000         2,310                .06
United Mexican States 7.563% 2001 /2/                                    7,500         7,516                .19
                                                                                   ---------          ---------
                                                                                       9,826                .25
                                                                                   ---------          ---------
Federal Agency Obligations - Mortgage Pass-Throughs /3/ - 3.08%
Federal Home Loan Mortgage Corp.:
 8.50% 2008                                                                261           274
 10.00% 2018                                                             9,059         9,914
 8.50% 2020                                                              8,338         8,738                .57
 7.50% 2022                                                                771           775
 7.50% 2024                                                              2,723         2,729
Federal National Mortgage Assn.:
 7.00% 2008                                                              4,464         4,486
 7.50% 2026                                                             20,000        19,987                .62
Government National Mortgage Assn.:
 11.00% 2015                                                                99           113
 9.50% 2018                                                                124           134
 10.50% 2019                                                                80            90
 8.00% 2023                                                              4,948         5,113
 8.00% 2024                                                              4,725         4,820               1.89
 8.50% 2025                                                              2,621         2,716
 7.50% 2026                                                             24,572        24,580
 8.00% 2026                                                             34,986        35,689
 8.50% 2026                                                              1,060         1,099
                                                                                   ---------          ---------
                                                                                     121,257               3.08
                                                                                   ---------          ---------
Federal Agency Obligations -  Other - 2.04%
Federal Home Loan Mortgage Corp.:
 6.945% 2005                                                             6,500         6,389
 6.555% 2006                                                            10,000         9,652                .41
Federal National Mortgage Assn.:
 8.16% 2000                                                             20,000        20,084
 8.71% 2005                                                             22,000        22,587               1.08
FNSM Callable Principal STRIPS:
 0%/8.20% 2022 /6/                                                      10,000         8,516
 0%/8.25% 2022 /6/                                                       1,500         1,285                .25
Student Loan Marketing Assn. 7.67% 2000                                 11,850        11,894                .30
                                                                                   ---------          ---------
                                                                                      80,407               2.04
                                                                                   ---------          ---------
U.S. Treasury Obligations - 16.59%
4.75% February 1997                                                     50,000        49,946               1.27
8.50% July 1997                                                         20,000        20,322                .51
8.875% November 1997                                                    25,000        25,672                .65
5.625% January 1998                                                     30,000        29,986                .76
6.125% March 1998                                                       50,000        50,242               1.27
6.25% July 1998                                                         50,000        50,320               1.28
8.25% July 1998                                                         25,000        25,890                .65
5.875% August 1998                                                      20,000        20,009                .51
6.75% June 1999                                                         15,000        15,265                .39
6.875% July 1999                                                        25,000        25,508                .65
7.75% November 1999                                                     25,000        26,121                .66
7.125% February 2000                                                    70,000        72,067               1.83
8.875% May 2000                                                          8,000         8,668                .22
8.75% August 2000                                                        7,500         8,128                .21
13.125% May 2001                                                         2,000         2,522                .06
14.25% February 2002                                                     2,000         2,698                .07
10.75% February 2003                                                    12,800        15,672                .40
11.125% August 2003                                                      8,500        10,683                .27
7.25% May 2004                                                          25,000        26,305                .67
7.25% August 2004                                                       20,000        21,050                .53
10.75% August 2005                                                       8,500        10,905                .27
8.75% November 2008                                                     10,000        11,228                .28
10.375% November 2009                                                   20,000        24,709                .63
10.375% November 2012                                                   78,000       100,449               2.55
                                                                                   ---------          ---------
                                                                                     654,365              16.59
                                                                                   ---------          ---------
TOTAL BONDS & NOTES                                                                1,328,662              33.71
                                                                                   ---------          ---------
----------------------------------------------                       ---------     ---------          ---------
SHORT-TERM SECURITIES
----------------------------------------------                       ---------     ---------          ---------
Corporate Short-Term Notes - 11.80%
American Express Credit Corp. 5.33% due 1/23-2/3/97                     37,900        37,714                .96
Beneficial Corp. 5.30% due 1/8/97                                       21,700        21,674                .54
E.I. du Pont de Nemours and Co. 5.27% due 1/14/97                       14,400        14,370                .36
Emerson Electric Co. 5.32% due 1/21-1/24/97                             35,000        34,882                .89
Ford Motor Credit Co. 5.31%-5.32% due 1/13-1/17/97                      35,300        35,224                .89
General Electric Capital Corp. 5.31%-6.50%
 due 1/2-1/9/97                                                         52,700        52,648               1.34
IBM Credit Corp. 5.30%-5.49% due 1/7-1/29/97                            48,600        48,443               1.23
International Lease Finance Corp. 5.26%-5.30%
 due 1/10-2/24/97                                                       51,500        51,340               1.30
Kellogg Co. 5.37% due 2/5/97 /2/                                        34,500        34,315                .87
Lucent Technologies Inc. 5.30% due 2/19/97                              31,200        30,966                .79
PepsiCo, Inc. 5.35%-5.37% due 1/17-1/24/97                              38,600        38,491                .98
U S WEST Communications, Inc. 5.30%-5.35%
 due 1/31-2/24/97                                                       65,600        65,157               1.65
                                                                                   ---------          ---------
                                                                                     465,224              11.80
                                                                                   ---------          ---------
Federal Agency Short-Term Obligations - 0.61%
Federal Home Loan Mortgage Corp. 5.295%-5.34%
 due 1/23-2/20/97                                                       23,830        23,705                .61
                                                                                   ---------          ---------
TOTAL SHORT-TERM SECURITIES                                                          488,929              12.41
                                                                                   ---------          ---------
TOTAL INVESTMENT SECURITIES
 (cost: $3,474,889,000)                                                            3,954,328             100.33
Excess of payables over cash and receivables                                          13,075                .33
                                                                                   ---------          ---------
NET ASSETS                                                                        $3,941,253             100.00%
                                                                                    ========           ========

/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

/3/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.  Therefore, the effective maturity is shorter than the stated maturity.

/4/ Coupon rates may change periodically.

/5/ Valued under procedures established by the Board of Directors.

/6/ Represents a zero-coupon bond which will convert to an interest-bearing security at a later date.

See Notes to Financial Statements

----------------------------------------------
Equity-type securities appearing in the
portfolio since June 30, 1996
----------------------------------------------
ADVANTA
Browning-Ferris Industries
Echlin
Pennzoil
PepsiCo
Polaroid
Southwestern Public Service
Swire Pacific Offshore Financing
Telefonaktiebolaget LM Ericsson
Ultramar Diamond Shamrock

----------------------------------------------
Equity-type securities eliminated from the
portfolio since June 30, 1996
----------------------------------------------
Anheuser-Busch
Boatmen's Bancshares
Chevron
Columbia/HCA Healthcare
CSX
Dow Jones
Federal Home Loan Mortgage
First Hawaiian Bank
Goodyear Tire & Rubber
Great Lakes Chemical
Hanson America
Minnesota Mining and Manufacturing
Union Pacific
Unocal

American Balanced Fund
Financial Statements
------------------------------------ ---------------- ----------------
Statement of Assets and Liabilities                   (dollars in
at December 31, 1996                                   thousands)
------------------------------------ ---------------- ----------------
Assets:
Investment securities at market
 (cost: $3,474,889)                                    $3,954,328
Cash                                                          566
Receivables for -
 Sales of investments                          $5,944
 Sales of fund's shares                         7,368
 Dividends and accrued interest                28,005      41,317
                                     ---------------- ----------------
                                                        3,996,211
Liabilities:
Payables for -
 Purchases of investments                      49,833
 Repurchases of fund's shares                   3,413
 Management services                            1,010
 Accrued expenses                                 702      54,958
                                     ---------------- ----------------
Net Assets at December 31, 1996 -
 Equivalent to $14.55 per share on
 270,878,634 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                     $3,941,253
                                                       ==========

Statement of Operations
for the year ended December 31, 1996                  (dollars in
                                                       thousands)
------------------------------------ ---------------- ----------------
Investment Income:
Income:
 Dividends                                   $ 56,691
 Interest                                     108,074   $ 164,765
                                     ----------------
Expenses:
 Management services fee                       10,835
 Distribution expenses                          8,808
 Transfer agent fee                             2,582
 Reports to shareholders                          223
 Registration statement and prospect              431
 Postage, stationery and supplies                 403
 Directors' fees                                   95
 Auditing and legal fees                           48
 Custodian fee                                    104
 Taxes other than federal
  income tax                                        2
 Other expenses                                    63      23,594
                                     ---------------- ----------------
 Net investment income                                    141,171
                                                      ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                         240,061
Net increase in unrealized appreciation on
 investments:
 Beginning of year                            416,140
 End of year                                  479,439      63,299
                                     ---------------- ----------------
 Net realized gain and increase in unrealized
  appreciation on investments                             303,360
                                                      ----------------
Net Increase in Net Assets Resulting
 from Operations                                         $444,531
                                                       ==========


------------------------------------ ---------------- ----------------
Statement of Changes in Net Assets                    (dollars in
                                                       thousands)

                                    Year ended December 31
                                                  1996        1995
------------------------------------ ---------------- ----------------
Operations:
Net investment income                     $   141,171 $   110,555
Net realized gain on investments              240,061     113,063
Net increase in unrealized appreciation
 on investments                                63,299     377,528
                                     ---------------- ----------------
 Net increase in net assets
  resulting from operations                   444,531     601,146
                                     ---------------- ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income         (135,064)   (105,991)
Distributions from net realized gain on
 investments                                 (214,394)    (97,006)
                                     ---------------- ----------------
 Total dividends and distributions           (349,458)   (202,997)
                                     ---------------- ----------------

Capital Share Transactions:
Proceeds from shares sold: 78,359,035
 and 64,847,892 shares, respectively        1,133,395     866,745
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 22,959,812 and 14,004,916 shares,
 respectively                                 330,564     189,603
Cost of shares repurchased: 45,858,362
 and 36,977,727 shares, respectively         (665,292)   (488,870)
                                     ---------------- ----------------

 Net increase in net assets resulting from
  capital share transactions                  798,667     567,478
                                     ---------------- --------------

Total Increase in Net Assets                  893,740     965,627

Net Assets:
Beginning of year                           3,047,513   2,081,886
                                     ---------------- ----------------
End of year (including undistributed
 net investment income:  $16,361
 and $10,254, respectively)                $3,941,253  $3,047,513
                                           ==========  ==========



See Notes to Financial Statements

Notes to Financial Statements

1. American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Nonconvertible bonds, debentures and other long-term debt securities are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $104,000 includes $53,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $479,427,000, of which $511,400,000 related to appreciated securities and $31,973,000 related to depreciated securities. During the year ended December 31, 1996, the fund realized, on a tax basis, a net capital gain of $240,094,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $3,474,901,000 at December 31, 1996.

3. The fee of $10,835,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; and 0.264% of such assets in excess of $4 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1996, distribution expenses under the Plan were limited to $8,808,000, representing 0.25% of average net assets. Had no limitation been in effect, the fund would have paid 9,022,000 in distribution expenses under the Plan. As of December 31 1996, accrued and unpaid distribution expenses were $521,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,582,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,545,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1996, aggregate amounts deferred and earnings thereon were $174,000.
 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.
4. As of December 31, 1996, accumulated undistributed net realized gain on investments was $41,664,000 and additional paid-in capital was $3,132,910,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,879,146,000 and $1,319,612,000, respectively, during the year ended December 31, 1996.


SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



Per-Share Data and Ratios

                                                                        Year    ended  December         31
                                                            -------  -------  -------   -------   -------
                                                                1996     1995     1994     1993      1992
                                                            -------  -------  -------   -------   -------
Net Asset Value, Beginning of Year                           $14.15   $12.00   $12.57    $12.28    $12.05
                                                            -------  -------  -------   -------   -------
 Income from Investment Operations:
  Net investment income                                         .57      .57      .57       .59       .61
  Net realized and unrealized gain
   (loss) on investments                                       1.24     2.61     (.53)      .76       .49
                                                            -------  -------  -------   -------   -------
   Total income from
    investment operations                                      1.81     3.18      .04      1.35      1.10
                                                            -------  -------  -------   -------   -------
 Less Distributions:
  Dividends from net investment
   income                                                      (.56)    (.56)    (.56)     (.60)     (.60)
  Distributions from net realized
   gains                                                       (.85)    (.47)    (.05)     (.46)     (.27)
                                                            -------  -------  -------   -------   -------
   Total Distributions                                        (1.41)   (1.03)    (.61)    (1.06)     (.87)
                                                            -------  -------  -------   -------   -------
Net Asset Value, End of Year                                 $14.55   $14.15   $12.00    $12.57    $12.28
                                                             ======  =======  =======   =======   =======

Total Return /1/                                              13.17%   27.13%     .34%    11.27%     9.48%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                              $3,941   $3,048   $2,082    $1,710    $1,067
 Ratio of expenses to average
  net assets                                                   .67%      .67%     .68%      .71%      .74%
 Ratio of net income to average
  net assets                                                  4.01%     4.38%    4.76%     4.74%     5.19%
 Average commissions paid per share /2/                      5.78 c    6.16 c   6.25 c    6.81 c    7.21 c
 Portfolio turnover rate                                     43.85%    39.03%   32.05%    27.81%    17.00%

/1/  Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/2/  Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as fixed-income transactions, are excluded.




Independent Auditors' Report
To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 29, 1997

1996 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                Dividends and Distributions per Share

To Shareholders      Payment Date        From Net   From Net      From Net
of Record                                Investment Realized      Realized
                                         Income     Short-Term    Long-Term
                                                    Gains         Gains
February 9, 1996     February 12, 1996    $0.14         -          $0.08

May 17, 1996         May 20, 1996          0.14         -             -

August 16, 1996      August 19, 1996       0.14         -             -

December 13, 1996    December 16, 1996     0.14         -           0.77


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 34% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 22% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.


BOARD OF DIRECTORS

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD, McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (Retired)

LEONADE D. JONES, Burlingame, California
Former Treasurer, The Washington Post Company

JOHN G. McDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

THEODORE D. NIERENBERG, Armonk, New York
Private investor; former President,
Dansk International Designs, Ltd.

JAMES W. RATZLAFF, San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS, Claremont, California
President and Professor of Engineering,
Harvey Mudd College

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board, Capital Group International, Inc.

PATRICIA K. WOOLF, Princeton, New Jersey
Private investor; lecturer, Department of Molecular
Biology, Princeton University

RICHARD H.M. HOLMES retired from the board effective December 31, 1996. He had been a member of the Board of Directors since May 1979. He was also an officer of the fund from 1966 to 1985, including President from 1974 to 1985. The Directors thank him for his many contributions to the fund.

OTHER OFFICERS

ROBERT G. O'DONNELL, San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

STEVEN N. KEARSLEY, Brea, California
Vice President of the fund
Vice President and Treasurer,
Capital Research and Management Company

ERIC S. RICHTER, Washington, D.C.
Vice President of the fund
Vice President, Capital Research Company

PATRICK F. QUAN, San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
Treasurer of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

Litho in USA  MNC/FS/3195
Lit. No. AMBAL-011-0297

Printed on recycled paper

[The American Funds Group(r)]